Exhibit (a)(1)(ii)

Letter of Transmittal
For Tender of American Depositary Shares of

RENREN INC.

Of Up to $50 Million in Value of its American Depositary Shares
At a Purchase Price Not Greater than $2.75 per American Depositary Share
Nor Less Than $2.40 Per American Depositary Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF WEDNESDAY, APRIL 29, 2015, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR ADRs FOR ADSs, TO CITBANK, N.A. (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO RENREN INC. (“RENREN”), MORGAN STANLEY & CO. LLC (THE “DEALER MANAGER”), OR GEORGESON INC. (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

The Depositary for the Offer is:

CITIBANK, N.A.

By Mail or Overnight Courier:	By Overnight Courier:
Citibank, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, RI 02940-3011	Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DESCRIPTION OF AMERICAN DEPOSITARY SHARES TENDERED
Please fill in. Attach separate sheet if needed. (See Instructions 3 and 4)

Name(s) and Address of Registered Holder(s)

If there is any error in the name or address shown below, please make the necessary corrections
________________________________________________________________________________________

                                                                ADR No(s)                                                     Number of ADSs

                                                                TOTAL ADSs

READ THE INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THIS LETTER OF TRANSMITTAL.

☐	Lost ADRs. I have lost my American Depositary Receipt(s) (“ADRs”) evidencing my ownership of ADSs and require assistance in replacing the ADRs. See Instruction 12.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW
AND COMPLETE THE IRS FORM W-9 PROVIDED BELOW OR
APPROPRIATE IRS FORM W-8.

This Letter of Transmittal is to be used by securityholders of Renren’s ADSs (the “ADSs”) who elect to tender their ADRs evidencing such ADSs (if issued in certificated form) along with this Letter of Transmittal pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated April 2, 2015 (as may be amended or supplemented from time to time, the “Offer to Purchase”). Tendering securityholders must deliver either the ADRs for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their ADSs and all other documents required by this Letter of Transmittal to the Depositary by 12:00 midnight, New York City time, at the end of Wednesday, April 29, 2015 (as this time may be extended at any time or from time to time by Renren in its sole discretion in accordance with the terms of the Offer, the “Expiration Date”). Tendering securityholders whose ADRs for ADSs are not immediately available or who cannot deliver either the ADRs for, or timely confirmation of book-entry in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to their ADSs and all other documents required by this Letter of Transmittal to the Depositary by the time provided immediately above must tender their ADSs in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you want to retain the ADSs you own, you do not need to take any action.
2.	If you want to participate in the Offer and wish to maximize the chance that Renren will accept for payment all of the ADSs you are tendering by this Letter of Transmittal, you should check the box marked “ADSs Tendered At Price Determined Under The Offer” below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election may effectively lower the Final Purchase Price and could result in your ADSs being purchased at the minimum price of $2.40 per ADS.
3.	If you wish to select a specific price at which you will be tendering your ADSs, you should select one of the boxes in the section captioned “ADSs Tendered At Price Determined By Securityholder” below and complete the other portions of this Letter of Transmittal as appropriate.

METHOD OF DELIVERY

☐	CHECK HERE IF ADRs FOR TENDERED ADSs ARE ENCLOSED HEREWITH.
☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES OUTLINED IN SECTION 3 OF THE OFFER TO PURCHASE AND COMPLETE THE FOLLOWING:

Name of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

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PRICE (IN DOLLARS) PER ADS AT WHICH ADSs ARE BEING TENDERED
(See Instruction 5)

THE UNDERSIGNED IS TENDERING ADSs AS FOLLOWS (CHECK ONLY ONE BOX UNDER (1) OR (2) BELOW):

(1)  ADSs TENDERED AT PRICE DETERMINED UNDER THE OFFER

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “ADSs Tendered At Price Determined By Securityholder,” the undersigned hereby tenders ADSs at the Final Purchase Price as shall be determined by Renren in accordance with the terms of the Offer.

☐	The undersigned wants to maximize the chance that Renren will accept for payment all of the ADSs the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders ADSs at, and is willing to accept, the Final Purchase Price determined by Renren in accordance with the terms of the Offer. The undersigned understands that this action will result in the undersigned's ADSs being deemed to be tendered at the minimum price of $2.40 per ADS for purposes of determining the Final Purchase Price. This may effectively lower the Final Purchase Price and could result in the undersigned receiving a per ADS price as low as $2.40.

(2)  ADSs TENDERED AT PRICE DETERMINED BY SECURITYHOLDER

By checking ONE of the following boxes INSTEAD OF THE BOX UNDER “ADSs Tendered At Price Determined Under The Offer,” the undersigned hereby tenders ADSs at the price checked. The undersigned understands that this action could result in Renren purchasing none of the ADSs tendered hereby if the Final Purchase Price determined by Renren for the ADSs is less than the price checked below.

☐  $2.40              ☐  $2.50              ☐  $2.60              ☐  $2.70
☐  $2.45              ☐  $2.55              ☐  $2.65              ☐  $2.75

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF ADSs.

A SECURITYHOLDER DESIRING TO TENDER ADSs AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH ADSs ARE TENDERED. THE SAME ADSs CANNOT BE TENDERED, UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE, AT MORE THAN ONE PRICE.

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ODD LOTS
(See Instruction 14)

To be completed ONLY if ADSs are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on the date set forth on the signature page hereto, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 ADSs.

The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 ADSs, all of which are being tendered; or
☐	is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) ADSs with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 ADSs and is tendering all of the ADSs beneficially owned by each such person.

In addition, please check box 1 or box 2 under “Price (in Dollars) per ADS at which ADSs are being tendered.”

CONDITIONAL TENDER
(See Instruction 13)

A securityholder may tender ADSs subject to the condition that a specified minimum number of the securityholder's ADSs tendered pursuant to the Letter of Transmittal must be purchased if any ADSs tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least the minimum number of ADSs indicated below is purchased by Renren pursuant to the terms of the Offer, none of the ADSs tendered will be purchased. It is the tendering securityholder's responsibility to calculate that minimum number of ADSs that must be purchased if any are purchased, and Renren urges securityholders to read carefully Section 13 of the Offer to Purchase and consult their own tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of ADSs that must be purchased, if any are purchased, is: ADSs.

If, because of proration, the minimum number of ADSs designated will not be purchased, Renren may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering securityholder must have tendered all of his or her ADSs and checked this box:

☐	The tendered ADSs represent all ADSs held by the undersigned.

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LOST OR DESTROYED ADR(S)

IF ANY ADR REPRESENTING ADSs THAT YOU OWN HAS BEEN LOST, STOLEN OR DESTROYED, PLEASE CONTACT THE DEPOSITARY AT (877) 248-4237 PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE ADR. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED ADRs HAVE BEEN FOLLOWED. PLEASE CONTACT THE DEPOSITARY IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THE REPLACEMENT DOCUMENTATION. SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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To Citibank, N.A.:

The undersigned hereby tenders to Renren Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Renren”), the above-described American Depositary Shares (the “ADSs”), each representing three Class A ordinary shares, par value $0.001 per share (the “Class A Shares”), at the price per ADS indicated in this Letter of Transmittal, net to the seller in cash, less a cancellation fee of $0.05 per ADS accepted for purchase in the Offer that will be paid to Citibank, N.A., the Company’s ADS depositary, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in Renren’s Offer to Purchase dated April 2, 2015 (as amended or supplemented from time to time, the “Offer to Purchase”) and this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the ADSs tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Renren, all right, title and interest in and to all the ADSs that are being tendered and irrevocably constitutes and appoints Citibank, N.A. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered ADSs, to (a) deliver American Depositary Receipts (“ADRs”) evidencing such tendered ADSs or transfer ownership of such tendered ADSs on the account books maintained by The Depository Trust Company (“DTC”), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Renren upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered ADSs, (b) present such tendered ADSs for cancellation and transfer on Renren’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered ADSs, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered ADSs and, when the same are accepted for payment, Renren will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered ADSs, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or Renren, execute any additional documents deemed by the Depositary or Renren to be necessary or desirable to complete the sale, assignment and transfer of the tendered ADSs, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1.	The valid tender of ADSs pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; Renren’s acceptance of the tendered ADSs will constitute a binding agreement between the undersigned and Renren on the terms and subject to the conditions of the Offer;
2.	It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person, directly or indirectly, to tender ADSs for that person’s own account unless, at the time of tender and at the end of the proration period or period during which ADSs are accepted by lot (including any extensions of such period), the person so tendering (1) has a “net long position” equal to or greater than the amount of ADSs tendered in (a) ADSs or (b) other securities convertible into or exchangeable or exercisable for ADSs and, upon acceptance of the tender, will acquire the ADSs by conversion, exchange or exercise and (2) will deliver or cause to be delivered the ADSs in accordance with the terms of the Offer. Rule 14e-4 also provides a similar restriction applicable to a tender on behalf of another person. A tender of ADSs in accordance with any of the procedures described above will constitute the tendering securityholder’s acceptance of the terms and conditions of the Offer, as well as the tendering securityholder’s representation and warranty to Renren that (1) the securityholder has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Exchange Act, in the ADSs or equivalent securities at least equal to the ADSs being tendered, and (2) the tender of ADSs complies with Rule 14e-4. Renren’s acceptance for payment of ADSs tendered pursuant to the Offer will constitute a binding agreement between the tendering securityholder and Renren on the terms and subject to the conditions of the Offer;
3.	Renren will, upon the terms and subject to the conditions of the Offer, determine a single per ADS price (the “Final Purchase Price”), not greater than $2.75 nor less than $2.40 per ADS, net to the seller in cash, less any applicable withholding taxes, less a cancellation fee of $0.05 per ADS accepted for purchase in the Offer to be paid to the Depositary, and without interest, that it will pay for ADSs properly tendered and not properly withdrawn from the Offer, taking into account the number of ADSs tendered and the prices specified by tendering securityholders;
4.	The Final Purchase Price will be the lowest purchase price (in increments of $0.05 per ADS), not greater than $2.75 nor less than $2.40 per ADS, that will allow Renren to purchase $50 million in value of ADSs, or such lower amount equal to the value of the ADSs properly tendered and not properly withdrawn;
5.	Renren reserves the right, in its sole discretion, to increase or decrease the per ADS purchase price and to increase or decrease the value of ADSs sought in the Offer, in each case subject to applicable law;
6.	All ADSs properly tendered prior to the Expiration Date at or below the Final Purchase Price and not properly withdrawn will be purchased in the Offer at the Final Purchase Price, upon the terms and subject to the conditions of the Offer to Purchase, including the “odd lot” priority, proration (if more than the number of ADSs sought are properly tendered) and conditional tender provisions described in the Offer to Purchase;
7.	Renren will return at its expense all ADSs it does not purchase, including ADSs tendered at prices greater than the Final Purchase Price and not properly withdrawn and ADSs not purchased because of proration or conditional tenders, promptly following the Expiration Date;
8.	Under the circumstances set forth in the Offer to Purchase and subject to applicable law, Renren expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any ADSs by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all ADSs previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering securityholder to withdraw such securityholder’s ADSs;
9.	Securityholders who cannot deliver their ADRs and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;
10.	Renren has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering ADSs pursuant to the Offer; and
11.	THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF ADSs BE ACCEPTED FROM OR ON BEHALF OF) SECURITYHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated below in the section captioned “Special Issuance Instructions,” please issue the check for payment of the purchase price and/or return any ADRs evidencing ADSs not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of ADSs

Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any ADRs for ADSs not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of ADSs Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any ADRs for ADSs not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such ADRs (and any accompanying documents, as appropriate) to, the person or persons so indicated. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to ADSs for which Special Issuance Instructions have been given. The undersigned recognizes that Renren has no obligation pursuant to the “Special Payment Instructions” to transfer any ADSs from the name of the registered holder(s) thereof if Renren does not accept payment for any of the ADSs.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if ADRs representing ADSs not tendered or not accepted for payment and/or the check for payment of the purchase price of ADSs accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:   ☐  Check      ☐  ADR(s) to:

Name(s): ____________________________________________________________________________

(Please Print)

Address: ____________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________
(Include Zip Code)

____________________________________________________________________________________
(Tax Identification or Social Security Number)

If you complete this box, please also provide a W-9 completed and signed by the person in whose name the check is to be issued.

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if ADRs representing ADSs not tendered or not accepted for payment and/or the check for payment of the purchase price of ADSs accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail:   ☐  Check      ☐  ADR(s) to:

Name(s): ____________________________________________________________________________

(Please Print)

Address: ____________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________
(Include Zip Code)

____________________________________________________________________________________
(Tax Identification or Social Security Number)

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IMPORTANT:  SECURITYHOLDERS SIGN HERE

X: _________________________________________________________________________________

X: _________________________________________________________________________________
                                                                             Signature(s) of Securityholder(s)

DATED: _____________________, 2015

(Must be signed by registered ADS holder(s) exactly as name(s) appear(s) on ADR(s) representing such ADS(s) or by person(s) authorized to become registered holder(s) of ADR(s) as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 6).

Name(s): ____________________________________________________________________________
                                                                                                (Please Print)

Capacity (full title): ___________________________________________________________________

Address: ____________________________________________________________________________
                                                                                            (Include Zip Code)

Daytime Area Code and Telephone Number: _______________________________________________

Taxpayer Identification or Social Security No.: _____________________________________________

(Complete Accompanying IRS Form W-9 or Appropriate IRS Form W-8)

Signature(s) Guarantee
(See Instructions 1 and 6)

Complete ONLY if required by Instruction l.

Your signature must be medallion guaranteed by an Eligible Institution (see Instruction 1).

NOTE: A notarization by a notary public is not acceptable.

FOR USE BY FINANCIAL INSTITUTION ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of ADSs tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Issuance Instructions” on this Letter of Transmittal) or (b) such ADSs are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as the term is defined in Exchange Act Rule 17Ad-15, each of the foregoing constituting an “Eligible Institution.” In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at (866) 821-0284.

2. Requirements of Tender.  For a securityholder to validly tender ADSs pursuant to the Offer, (a) a Letter of Transmittal, properly completed and duly executed, and the ADR(s) representing the tendered ADSs, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, or (b) an Agent’s Message and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and ADSs must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date, or (c) the securityholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. This Letter of Transmittal is to be completed by securityholders who wish to tender ADRs evidencing their ADSs (if issued in certificated form) pursuant to clause (a) of this Instruction 2.

Tenders of ADSs made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If Renren extends the Offer beyond that time, tendered ADSs may be withdrawn at any time until the extended Expiration Date. ADSs that have not previously been accepted by Renren for payment may be withdrawn at any time after 12:00 midnight, New York City time, on May 28, 2015. To withdraw tendered ADSs, securityholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal. Any notice of withdrawal must specify the name of the tendering securityholder, the number of ADSs to be withdrawn, and the name of the registered holder of the ADSs to be withdrawn, if different from the tendering securityholder. In addition, if the ADRs evidencing ADSs to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the ADRs, the tendering securityholder must also submit the serial numbers shown on the particular ADRs evidencing ADSs to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of ADSs tendered by an Eligible Institution). If ADSs have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at DTC to be credited with the withdrawn ADSs and otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any ADSs withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn ADSs are properly re-tendered prior to the Expiration Date by following the procedures described above.

Securityholders whose ADRs evidencing for ADSs are not immediately available or who cannot deliver their ADRs and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Renren, must be received by the Depositary prior to the Expiration Date and (c) the ADRs for all tendered ADSs in proper form for transfer (or a book-entry confirmation with respect to all such ADSs), together with a Letter of Transmittal (or copy of the Letter of Transmittal), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the New York Stock Exchange is open for business. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary, which states that DTC has received an express acknowledgment from the participant in DTC tendering the ADSs that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Renren may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF ADSs, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SECURITYHOLDER. ADSs, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional ADSs will be purchased. All tendering securityholders, by execution of this Letter of Transmittal (or a copy of this Letter of Transmittal), waive any right to receive any notice of the acceptance for payment of their ADSs.

3. Inadequate Space.  If the space provided in this Letter of Transmittal is inadequate, the ADR numbers and/or the number of ADSs should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Securityholders Who Tender by Book-Entry Transfer).  If fewer than all of the ADSs represented by any ADR submitted to the Depositary are to be tendered, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered.” In any such case, new ADR(s) for the remainder of the ADSs that were evidenced by the old ADR(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the ADSs tendered herewith. All ADSs represented by ADRs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which ADSs are Being Tendered.  For ADSs to be properly tendered, the securityholder MUST either (1) check the box in the section captioned “ADSs Tendered At Price Determined Under The Offer” in order to maximize the chance of having Renren accept for payment all of the ADSs tendered (subject to the possibility of proration) or (2) check the box indicating the price per ADS at which such securityholder is tendering ADSs under “ADSs Tendered At Price Determined by Securityholder.” Selecting option (1) could result in the securityholder receiving a price per ADS as low as $2.40. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF ADSs. A SECURITYHOLDER WISHING TO TENDER PORTIONS OF SUCH SECURITYHOLDER’S ADS HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SECURITYHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SECURITYHOLDER’S ADSs. The same ADSs cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) without any change or alteration whatsoever.

If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any ADSs tendered hereby are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to Renren of his or her authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the ADSs tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or ADRs for ADSs not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the ADSs tendered hereby, the ADR(s) representing such ADSs must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the ADR(s). The signature(s) on any such ADR(s) or stock power(s) must be guaranteed by an Eligible Institution.

7. Stock Transfer Taxes.  Renren will pay all stock transfer taxes, if any, payable on the transfer to it of ADSs purchased pursuant to the Offer. If, however, payment of the Final Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if ADSs not purchased in the Offer are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered owner(s) or such other person(s)), payable on account of the transfer to such person(s) will be deducted from the Final Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption from the payment of such stock transfer taxes, is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the ADRs listed in this Letter of Transmittal.

8. Special Payment and Delivery Instructions.  If a check for the purchase price of any ADSs accepted for payment is to be issued in the name of, and/or ADRs for any ADSs not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such ADRs are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9. Waiver of Conditions; Irregularities.  All questions as to the number of ADSs to be accepted, the purchase price to be paid for ADSs to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs and the validity (including time of receipt) and form of any notice of withdrawal of tendered ADSs will be determined by Renren, in its sole discretion, and such determination will be final and binding on all parties. Renren may delegate power in whole or in part to the Depositary. Renren reserves the absolute right to reject any or all tenders of any ADSs that Renren determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of Renren’s counsel, be unlawful. Renren reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. Renren also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular ADSs or any particular securityholder (whether or not Renren waives similar defects or irregularities in the case of other securityholders), and Renren’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. In the event a condition is waived with respect to any particular securityholder, the same condition will be waived with respect to all securityholders. No tender or withdrawal of ADSs will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing securityholder or waived by Renren. Renren will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of ADSs. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time Renren determines. None of Renren, the Dealer Manager, the Information Agent, the

Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

10. Backup Withholding.  In order to avoid backup withholding of U.S. federal income tax (currently at a 28% rate) on payments of cash pursuant to the Offer, a securityholder that is a U.S. person and that receives cash for tendered ADSs in the Offer must (a) qualify for an exemption, as described below, and, if required, establish such exemption to the satisfaction of the payor or (b) provide the Depositary with such securityholder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9 included with this Letter of Transmittal and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the securityholder is exempt from backup withholding, (y) the securityholder has not been notified by the Internal Revenue Service (the “IRS”) that such securityholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the securityholder that such securityholder is no longer subject to backup withholding, and (iii) the securityholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the securityholder upon timely filing an income tax return.

A tendering securityholder that is a U.S. person is required to give the Depositary the TIN of the record owner of the ADSs being tendered. If the ADSs are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a securityholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such securityholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a securityholder has already applied for a TIN or that such securityholder intends to apply for one soon. Notwithstanding that the securityholder has written “Applied For” in Part I, the Depositary will withhold at the applicable statutory rate (currently 28%) on all payments made prior to the time a properly certified TIN is provided to the Depositary, unless the securityholder otherwise establishes an exemption from backup withholding.

Some securityholders (generally including corporations and securityholders that are not U.S. persons) are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt securityholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance. Securityholders that are not U.S. persons should complete and sign the main signature form and IRS Form W-8BEN or W-8BEN-E, a copy of which may be obtained from the Depositary, or other applicable IRS Form W-8, in order to avoid backup withholding. See the instructions to the enclosed IRS Form W-9 and Section 13 of the Offer to Purchase for more information.

11. Requests for Assistance or Additional Copies.  If you have questions or need assistance, you should contact the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at Renren’s expense.

12. Lost, Destroyed or Stolen ADRs.  If any ADR(s) representing ADSs has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary at the toll free number (877) 248-4237 (1-877-CITIADR). The securityholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the ADR. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen ADRs have been followed.

13. Conditional Tenders.  As described in Sections 3 and 6 of the Offer to Purchase, securityholders may condition their tenders on all or a minimum number of their tendered ADSs being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In this box in this

Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of ADSs that must be purchased if any are to be purchased.

As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether Renren accepts conditional tenders and may result in ADSs tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of ADSs would not be purchased. If, because of proration (because more than the number of ADSs sought are properly tendered), the minimum number of ADSs that you designate will not be purchased, Renren may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your ADSs and check the box so indicating. Upon selection by lot, if any, Renren will limit its purchase in each case to the designated minimum number of ADSs.

All tendered ADSs will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a securityholder may seek to structure the purchase of ADSs pursuant to the Offer in such a manner that the purchase will be treated as a sale of such ADSs by the securityholder, rather than the payment of a dividend to the securityholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your ADSs, you cannot conditionally tender, because your ADSs will not be subject to proration. It is the tendering securityholder’s responsibility to calculate the minimum number of ADSs that must be purchased from the securityholder in order for the securityholder to qualify for sale rather than dividend treatment. Each securityholder is urged to consult his or her own tax advisor. See Section 6 of the Offer to Purchase.

14. Odd Lots.  As described in Section 1 of the Offer to Purchase, if Renren is to purchase fewer than all ADSs tendered before the Expiration Date and not properly withdrawn, the ADSs purchased first will consist of all ADSs properly tendered and not properly withdrawn by any securityholder who owned, beneficially or of record, an aggregate of fewer than 100 ADSs, and who tenders all of the holder’s ADSs at or below the purchase price. This preference will not be available unless the section captioned “Odd Lots” is completed.

15. Order of Purchase in Event of Proration.  As described in Section 1 of the Offer to Purchase, securityholders may designate the order in which their ADSs are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the ADSs purchased. See Section 1 and Section 13 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, FOR ELIGIBLE INSTITUTIONS, A MANUALLY SIGNED COPY OF THIS LETTER OF TRANSMITTAL), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER ADRs FOR TENDERED ADSs MUST BE RECEIVED BY THE DEPOSITARY OR ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SECURITYHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

VOLUNTARY CORPORATE ACTIONS COY: RENC

What Tax Identification Number to Give the Depositary

The securityholder (or other payee) is required to give the Depositary the social security number or employer identification number of the record holder (or any other payee) of the ADSs tendered hereby. If the ADSs are registered in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report. If the surrendering securityholder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the securityholder (or other payee) should write “Applied For” in the space provided for the TIN in Part I and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all payments to such securityholder (or other payee) until a properly certified TIN is provided to the Depositary.

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________

☐ Other (see instructions) ▶

Exemptions (see instructions):
Exempt payee code (if any) ________
Exemption from FATCA reporting code (if any) ________

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page **3**

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or related documents may be directed to the Information Agent at its telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Depositary for the Offer is:

CITIBANK, N.A.

By Mail or Overnight Courier: Citibank, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, RI 02940-3011	By Overnight Courier: Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

The Information Agent for the Offer is:

480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Banks, Brokers and Shareholders
Call Toll-Free (866) 821-0284

The Dealer Manager for the Offer is:

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Call Toll-Free (855) 483-0952

Coy: RENC Voluntary Corp Actions